SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       June 26, 2006
                                                 ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          DELAWARE                       0-12182           95-3647070
 _____________________________         ____________     _____________
State or Other Jurisdiction of         Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                    Not applicable
                                    _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

    On June 26, 2006, Michael J. Burdiek joined the Registrant as Executive Vice President of Datacom Strategy and Integration. Mr. Burdiek will be responsible for developing and implementing the Registrant's wireless data communications strategy.

     Mr. Burdiek has an annual salary of $240,000, and was granted 65,000 nonqualified stock options vesting 25% annually over a four-year period. Mr. Burdiek will also be eligible to participate in an officer incentive compensation program that provides for an incentive payment of up to 80% of his base salary.


ITEM 5.02.     APPOINTMENT OF PRINCIPAL OFFICER

     Effective June 26, 2006, the Company appointed Michael J. Burdiek joined the Registrant as Executive Vice President of Datacom Strategy and Integration. See Item 1.01 above regarding the description of the material terms of Mr. Burdiek's employment.

     Mr. Burdiek has over 20 years of experience in the wireless communications industry. Since early 2005 Mr. Burdiek has been the President and CEO of Telenetics Corporation, a publicly held manufacturer of data communications products. From 2004 to 2005, Mr. Burdiek was an Operating Partner with The Kasten Group, a Midwest-based private equity firm targeting the acquisition of small to mid-sized technology firms. Prior to this, Mr. Burdiek was with Comarco, Inc. (Nasdaq: CMRO), where he held positions of increasing responsibility over his 17-year tenure from 1986 to 2003.


Item 9.01.  Financial Statements and Exhibits

   (d)  Exhibits

        99.1 Press release of the Registrant dated June 28, 2006 announcing the appointment of Michael J. Burdiek as Executive Vice President of Datacom Strategy and
               Integration.




                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



     June 30, 2006                By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)